NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	William P. Hornby, CPA
whornby@century-bank.com

Phone:	781-393-4630

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS THIRD QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND
Medford, MA, October 9, 2007—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,864,000, or $0.52 per share diluted, for the third quarter ended September 30, 2007, compared to net income of $1,197,000, or $0.22 per share diluted, for the third quarter ended September 30, 2006. Included in income for the third quarter of 2007 is the previously announced $1,321,000 pre-tax gain on the sale of the building which houses the Company’s Medford Square branch. Included in income for the third quarter of 2006 was approximately $354,000 of Federal Home Loan Bank (FHLB) stock dividend income. This dividend was for the second and third quarter of 2006 because the FHLB did not declare a dividend in the second quarter of 2006. For the first nine months of 2007, net income totaled $5,491,000, or $0.99 per share diluted, compared to net income of $3,600,000, or $0.65 per share diluted, for the same period a year ago. Included in income for the nine months ended September 30, 2006 is a pre-tax gain of $600,000 from the sale of the Company’s rights to future royalty payments for a portion of its Merchant Credit Card customer base.
Net interest income totaled $29.1 million for the first nine months of 2007 as compared to $27.8 million for the same period in 2006. The 4.8% increase in net interest income for the period is due to an increase of eighteen basis points in the net interest margin, from 2.43% on a fully taxable equivalent basis in 2006 to 2.61% on the same basis for 2007. Included in interest income for the nine months ended September 30, 2007 is $432,000 of prepayment fees collected on loans as compared to $95,000 for the comparable 2006 period, an increase of $337,000. Prepayment fees amounted to $14,000 and $10,000 for the three months ended September 30, 2007 and 2006, respectively.
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At September 30, 2007, total equity was $114.2 million compared to $106.8 million at December 31, 2006. The Company’s equity increased as a result of earnings less dividends paid as well as an improvement of $3.3 million in the net unrealized loss on the Company’s available-for-sale portfolio. The Company’s leverage ratio stood at 9.32% at September 30, 2007, compared to 8.78% at September 30, 2006. Book value as of September 30, 2007 was $20.60 per share compared to $19.37 at September 30, 2006.
The Company’s allowance for loan losses was $9.6 million or 1.30% of loans outstanding at the end of the third quarter of 2007, compared to $9.7 million, or 1.32% of loans outstanding at December 31, 2006 and $9.8 million or 1.36% at September 30, 2006. Non-performing assets totaled $1.0 million at September 30, 2007, compared to $135,000 at December 31, 2006 and $296,000 at September 30, 2006.
The Company’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on the Company’s Class A common stock, and 6.00 cents ($0.06) per share on the Company’s Class B common stock. The dividends were declared payable November 15, 2007 to stockholders of record on November 1, 2007.
The Company, through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(in thousands)

	September 30,	December 31,
	2007	2006
Assets
Cash and Due From Banks	$41,617	$60,465
Federal Funds Sold and Interest-bearing Deposits In Other Banks	98,119	99,203

Securities Available-For-Sale (AFS)	354,324	415,481

Securities Held-to-Maturity	242,332	265,712

Loans:
Commercial & Industrial	122,273	117,497
Construction & Land Development	60,744	49,709
Commercial Real Estate	300,105	323,700
Residential Real Estate	172,809	167,946
Consumer and Other	22,606	14,541
Home Equity	58,455	63,380

Total Loans	736,992	736,773
Less: Allowance for Loan Losses	9,591	9,713

Net Loans	727,401	727,060

Bank Premises and Equipment	22,478	22,955
Accrued Interest Receivable	7,686	7,372
Goodwill	2,714	2,714
Core Deposit Intangible	1,768	2,059
Other Assets	44,354	41,269

Total Assets	$1,542,793	$1,644,290

Liabilities
Demand Deposits	$263,617	$283,449

Interest Bearing Deposits:
Savings and NOW Deposits	289,019	274,231
Money Market Accounts	250,538	301,188
Time Deposits	306,921	410,097

Total Interest Bearing	846,478	985,516

Total Deposits	1,110,095	1,268,965

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	93,850	86,960
Other Borrowed Funds	166,126	123,023

Total Borrowed Funds	259,976	209,983

Other Liabilities	22,438	22,441
Subordinated Debentures	36,083	36,083

Total Liabilities	1,428,592	1,537,472

Total Stockholders’ Equity	114,201	106,818

Total Liabilities & Stockholders’ Equity	$1,542,793	$1,644,290

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year-to-date periods ending
September 30, 2007 and 2006 (in thousands)

	Quarter		Year-to-date
	2007	2006	2007	2006

Interest Income:
Loans	$13,637	$13,290	$39,740	$38,137
Securities Held-to-Maturity	2,299	2,497	7,045	7,665
Securities Available-for-Sale	3,555	4,390	10,558	13,214
Federal Funds Sold and Interest-bearing Deposits In Other Banks	1,453	364	5,184	445

Total Interest Income	20,944	20,541	62,527	59,461

Interest Expense:
Savings and NOW Deposits	1,711	1,344	4,893	3,426
Money Market Accounts	2,230	2,711	7,052	6,850
Time Deposits	3,606	4,157	12,263	11,069
Securities Sold Under Agreements to Repurchase	884	795	2,428	1,995
Other Borrowed Funds and Subordinated Debentures	2,404	2,163	6,791	8,346

Total Interest Expense	10,835	11,170	33,427	31,686

Net Interest Income	10,109	9,371	29,100	27,775

Provision For Loan Losses	300	225	900	600

Net Interest Income After Provision for Loan Losses	9,809	9,146	28,200	27,175

Other Operating Income
Service Charges on Deposit Accounts	1,981	1,747	5,630	4,965
Lockbox Fees	705	658	2,262	2,095
Gain on Sale of Building	1,321	—	1,321	—
Other Income	409	324	1,144	1,569

Total Other Operating Income	4,416	2,729	10,357	8,629

Operating Expenses
Salaries and Employee Benefits	6,081	5,843	18,581	18,092
Occupancy	945	1,020	2,859	2,986
Equipment	759	785	2,265	2,305
Other	2,155	2,408	6,784	6,963

Total Operating Expenses	9,940	10,056	30,489	30,346

Income Before Income Taxes	4,285	1,819	8,068	5,458

Income Tax Expense	1,421	622	2,577	1,858

Net Income	$2,864	$1,197	$5,491	$3,600

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
(in thousands)

	September 30,	September 30,
	2007	2006
Assets
Cash and Due From Banks	$57,507	$58,390
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	132,407	11,662

Securities Available-For-Sale (AFS)	372,659	511,909
Securities Held-to-Maturity	258,586	278,497

Total Loans	724,398	722,978
Less: Allowance for Loan Losses	9,723	9,527

Net Loans	714,675	713,451

Unrealized Loss on Securities AFS	(5,638)	(13,795)
Bank Premises and Equipment	23,076	24,318
Accrued Interest Receivable	7,111	7,573
Goodwill	2,714	2,714
Core Deposit Intangible	1,918	2,308
Other Assets	42,855	40,934

Total Assets	$1,607,870	$1,637,961

Liabilities
Demand Deposits	$278,451	$283,089

Interest Bearing Deposits:
Savings and NOW Deposits	310,406	288,970
Money Market Accounts	288,192	323,155
Time Deposits	347,909	342,385

Total Interest Bearing	946,507	954,510

Total Deposits	1,224,958	1,237,599

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	87,582	70,004
Other Borrowed Funds	125,911	170,452

Total Borrowed Funds	213,493	240,456

Other Liabilities	23,378	19,372
Subordinated Debentures	36,083	36,083

Total Liabilities	1,497,912	1,533,510

Total Stockholders’ Equity	109,958	104,451

Total Liabilities & Stockholders’ Equity	$1,607,870	$1,637,961

Total Average Earning Assets — QTD	$1,454,663	$1,517,605

Total Average Earning Assets — YTD	$1,488,050	$1,525,046

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
(in thousands, except share data)

	September 30,	September 30,
	2007	2006

Performance Measures:

Earnings per average share, basic, quarter	$0.52	$0.22
Earnings per average share, diluted, quarter	$0.52	$0.22
Earnings per average share, basic, year-to-date	$0.99	$0.65
Earnings per average share, diluted, year-to-date	$0.99	$0.65
Return on average assets, year-to-date	0.46%	0.29%
Return on average stockholders’ equity, year-to-date	6.68%	4.61%
Net interest margin (taxable equivalent), quarter	2.77%	2.48%
Net interest margin (taxable equivalent), year-to-date	2.61%	2.43%
Efficiency ratio, year-to-date	79.8%	83.3%
Book value per share	$20.60	$19.37
Tangible book value per share	$19.79	$18.49
Tangible capital / tangible assets	7.13%	6.36%

Common Share Data:
Average shares outstanding, basic, quarter	5,542,483	5,541,088
Average shares outstanding, basic, year-to-date	5,542,009	5,540,902
Average shares outstanding, diluted, quarter	5,545,915	5,548,842
Average shares outstanding, diluted, year-to-date	5,547,170	5,550,697

Shares outstanding Class A	3,515,204	3,498,638
Shares outstanding Class B	2,028,600	2,042,450

Total shares outstanding at period end	5,543,804	5,541,088

Assets Quality and Other Data:

Allowance for loan losses / loans	1.30%	1.36%
Nonaccrual loans	$531	$296
Nonperforming assets	$984	$296
Loans 90 days past due and still accruing	$846	$79
Net charge-offs (recoveries), year-to-date	$1,022	$156

Leverage ratio	9.32%	8.78%
Tier 1 risk weighted capital ratio	16.36%	16.01%
Total risk weighted capital ratio	17.43%	17.10%
Total risk weighted assets	$896,558	$897,313